PHOENIX STRATEGIC EQUITY SERIES FUND
                         PHOENIX-ENGEMANN SMALL CAP FUND

       Supplement dated June 18, 2001 to prospectus dated August 28, 2000, as supplemented December 8, 2000 and February 23, 2001,
      and to the Statement of Additional Information dated August 28, 2000


         At a meeting held on June 7, 2001, shareholders of the Phoenix-Engemann Small Cap Fund voted to approve an agreement and plan of reorganization under which the Phoenix-Engemann Small Cap Fund would be combined with the Phoenix-Engemann Small & Mid-Cap Growth Fund. The transactions described in said agreement and plan of reorganization were effected as of the close of business on June 15, 2001. Accordingly, the Phoenix-Engemann Small Cap Fund is no longer offered for sale.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 690/SC3 (6/01)